Exhibit 10.15

AMENDMENT NO. 1 TO
TERMINALLING, TRANSPORTATION AND STORAGE SERVICES AGREEMENT

This AMENDMENT NO. 1 TO TERMINALLING, TRANSPORTATION and STORAGE SERVICES AGREEMENT, dated as of the 29th day of June, 2018 (this “Amendment”), is by and between (a) Western Refining Terminals, LLC, a Delaware limited liability company (“WRT”), and (b) St. Paul Park Refining Co. LLC, a Delaware limited partnership (“SPPR”). WRT and SPPR are each referred to herein as a “Party” and collectively referred to herein as the “Parties”.
RECITALS:
WHEREAS, the Parties entered into that certain Terminalling, Transportation and Storage Services Agreement, dated as of September 15, 2016 (as may have been previously amended, the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement pursuant to the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT:

1.
Recitals; Defined Terms. The recitals set forth above are true and correct and are incorporated herein by this reference. Capitalized terms used throughout this Amendment shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

2.	Amendments. The Agreement is hereby amended to:

(a)	insert a new Section 35.12 which shall provide as follows:
35.12     Service Orders. WRT and SPPR may enter into one or more service orders related to the terminalling, transportation and storage of Product under the Agreement substantially in the form attached hereto as Exhibit 1 (each, a “Service Order”). Upon a request by SPPR or as deemed necessary or appropriate by WRT in connection with the terminalling, transportation and storage of Product pursuant hereto, WRT shall generate a Service Order to set forth specific terms and conditions for the terminalling, transportation and storage of Product described therein. No Service Order shall be effective until fully executed by both WRT and SPPR. In the case of any conflict between the terms of this Agreement and the terms of any Service Order, the terms of the applicable Service Order shall govern. Items available for inclusion on a Service Order include, but are not limited to:

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(i)    Minimum Commitments pursuant to Section 4.1;
(ii)    Minimum Product Storage Reservation Fee pursuant to Section 4.2
(iii)    Minimum Product Throughput Fee pursuant to Section 4.3;
(iv)    Minimum Product Additive and Blending Fee pursuant to Section 4.4;
(v)    Additional services related to Products pursuant to Section 4.5;
(vi)    Surcharges pursuant to Section 6.1; and
(vii)    Fee adjustments pursuant to Section 6.2.

(b)	Delete Section 9.3 in its entirety and replace it with the following:

9.3    (a)    Materials stored in or removed from a Terminal Facility shall at all times remain owned by SPPR, and SPPR shall always remain responsible for, at SPPR’s sole cost, receiving custody of all of its materials to be removed from a Terminal Facility, making appropriate arrangements to receive custody at Terminal Facility in a manner acceptable to WRT, and disposal of such material after custody is returned to SPPR. SPPR shall be responsible for any fees and costs associated with the disposal of hazardous waste (unless caused by WRT’s negligence). WRT shall have no obligations regarding disposition of such materials, other than to return custody to SPPR at the Terminal Facility.
(b)    If cleaning of any tanks is performed by WRT at the specific request of SPPR, SPPR shall reimburse WRT for all costs to clean, degas or otherwise prepare the tank(s).

3.	Miscellaneous.

(a)
Ratification of the Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.

(b)
Entire Agreement; Supersedure. This Amendment, together with the Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Agreement, unless it is contained in a written amendment of the Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not set forth in this Amendment or the Agreement.

(c)
Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

WESTERN REFINING TERMINALS, LLC

By:	/s/ STEVEN M. STERIN
Name:	Steven M. Sterin
Title:	President and Chief Executive Officer

ST. PAUL PARK REFINING CO. LLC

By:	/s/ GREGORY J. GOFF
Name:	Gregory J. Goff
Title:	Chief Executive Officer and President

Signature Page to Amendment No. 1 to
Terminalling, Transportation and Storage Services Agreement

Exhibit 1
FORM OF SERVICE ORDER
(TERMINALLING, TRANSPORTATION AND STOAGE SERVICES AGREEMENT)
This Service Order is entered as of______ ___, 20__, by and between (a) Western Refining Terminals, LLC, a Delaware limited liability company (“WRT”), and (b) St. Paul Park Refining Co. LLC, a Delaware limited liability company (“SPPR”), pursuant to and in accordance with the terms of the Terminalling, Transportation and Storage Services Agreement, dated effective as of September 15, 2016 (as may have been previously amended, the “Agreement”), by and among such parties.
Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.
Pursuant to Section 35.12 of the Agreement, the Parties agree to the following provisions:

[Insert applicable provisions]

Except as set forth in this Service Order, the other terms of the Agreement shall continue in full force and effect and shall apply to the terms of this Service Order.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Service Order as of the date first written above.

WESTERN REFINING TERMINALS, LLC By: _________________________________________ Name: ______________________________________ Title: _______________________________________

ST. PAUL PARK REFINING CO. LLC By: _________________________________________ Name: ______________________________________ Title: _______________________________________

Signature Page to Service Order Under
Terminalling, Transportation and Storage Services Agreement